UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

Vital Farms, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39411	27-0496985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 South Congress Avenue Suite C100
Austin, Texas		78704
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 455-3063

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VITL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2023, the Board of Directors (the “Board”) of Vital Farms, Inc. (the “Company”) approved and adopted the amended and restated bylaws of the Company (the “Amended Bylaws”), which became effective immediately. The Amended Bylaws reflect, among other things, the following principal changes:

Advance Notice – Universal Proxy. The amendments address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by requiring that any stockholder soliciting proxies in support of a nominee other than the Board’s nominees must comply with Rule 14a -19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements. Further, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for the exclusive use by the Board.

Advance Notice – Informational and Disclosure Requirements. The amendments revise the advance notice disclosure requirements contained in the Amended Bylaws to require the stockholder proposing business or nominating directors to provide certain additional information regarding the stockholder and the stockholder’s relationship with the Company. Additionally, the Amended Bylaws require any candidate for the Board nominated by a stockholder to provide certain representations regarding the absence of certain voting commitments, disclosure of compensation for service, compliance with the Company’s corporate governance and other policies, and intent to serve their entire term if elected.

Advance Notice – Other. The amendments prohibit stockholders from submitting more nominees than the number of directors up for election at the applicable meeting.

Other Updates. The amendments to the Amended Bylaws also include the following additional updates: (i) revisions relating to adjournment procedures for meetings of stockholders, including to address recent amendments to the Delaware General Corporation Law (“DGCL”); and (ii) elimination of the requirement to make a stockholder list available for examination at meetings of stockholders as provided for by recent DGCL amendments.

The Amended Bylaws also include various other updates, including certain technical, conforming and clarifying changes. The foregoing description of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Vital Farms, Inc., dated November 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Farms, Inc.

Date:	November 17, 2023	By:	/s/ Joanne Bal
Joanne Bal General Counsel, Corporate Secretary and Head of Impact